Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into effective as of August 14, 2012 (the “Amendment Effective Date”), among SUNOCO LOGISTICS PARTNERS OPERATIONS L.P., a Delaware limited partnership, as borrower (the “Borrower”), SUNOCO LOGISTICS PARTNERS, L.P., a Delaware limited partnership, as guarantor (the “Guarantor”), THE UNDERSIGNED LENDERS, and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), as a L/C Issuer (in such capacity, the “L/C Issuer”) and as Swing Line Lender.

WHEREAS, the Borrower, the Guarantor, the financial institutions from time to time party thereto (collectively, the “Lenders”), the Administrative Agent, and the other agents named therein are parties to that certain Credit Agreement dated as of August 22, 2011 (as renewed, extended, amended or restated from time to time, the “Credit Agreement”);

WHEREAS, the Borrower and the Guarantor have requested that the Credit Agreement be amended to effect the matters described in Section 2 below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.

SECTION 2. Amendments to the Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 of this Amendment, effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a) The definition of “364-Day Credit Agreement” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “even date herewith” with “August 14, 2012, or any refinancing thereof”.

(b) The definition of “Change of Control” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding at the end thereof the following paragraph:

“Effective automatically upon the consummation of the ETP Acquisition, clauses (a) and (c) of this definition shall read as follows:

‘(a) neither Energy Transfer Equity, L.P. nor Energy Transfer Partners, L.P. own, directly or indirectly, 51% of the equity interests of the general partner of the MLP which are entitled to vote for the board of directors or equivalent governing body of such general partner,’

‘(c) the management of the MLP or of the Borrower is no longer controlled by either Energy Transfer Equity, L.P. or Energy Transfer Partners, L.P.’”

(c) The definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended as follows:

(i) The first sentence of the definition of “Consolidated EBITDA” is amended by adding at the end thereof the following:

“; provided, that, Consolidated Net Income and the expenses and other items described in clauses (b) through (d) shall be adjusted with respect to the portion of Consolidated Net Income and the portion of expenses and other items which are attributable to Subsidiaries of the MLP that are not Wholly-Owned Subsidiaries, so that Consolidated Net Income and the expenses and other items described in clauses (b) through (d) above reflect only the MLP and its Subsidiaries’ pro rata ownership interest in such Subsidiaries”.

(ii) The second sentence of the definition of “Consolidated EBITDA” is amended by (A) beginning a new paragraph, (B) adding at the beginning thereof the words “At Borrower’s option,” and (C) adding the following after the words “to Acquisitions”: “and acquisitions of equity interests in Permitted Joint Ventures”.

(iii) A new sentence is added after the second sentence of the definition of “Consolidated EBITDA” as follows: “All pro forma adjustments for Acquisitions and acquisitions of equity interests in Permitted Joint Ventures shall be calculated in good faith by the Borrower and shall be supported by reasonably detailed calculations provided together with the Compliance Certificate for the applicable period.”

(d) The definition of “Consolidated Net Income” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the comma after the word “asset” with a period, (ii) deleting the words “In addition,” at the beginning of the second sentence, and (iii) amending and restating the third sentence thereof to read as follows:

“Further, when determining Consolidated Net Income for any fiscal quarter, Consolidated Net Income shall not include any undistributed net income of a Subsidiary of the MLP to the extent that the ability of such Subsidiary to make Restricted Payments to the MLP or to a Subsidiary of the MLP is, as of the date of determination of Consolidated Net Income, restricted by its Organization Documents, any Contractual Obligation (other than pursuant to this Agreement or the 364-Day Credit Agreement), or any applicable Law.”

(e) The definition of “Consolidated Total Debt” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding to the end thereof the following sentence:

“Notwithstanding the foregoing, Indebtedness of a non-Wholly-Owned Subsidiary of the MLP shall be included in Consolidated Total Debt only to the extent of the MLP’s pro rata ownership interest in such non-Wholly-Subsidiary, unless such Indebtedness is recourse to the MLP or any of its Wholly-Owned Subsidiaries, in which case the full amount of such Indebtedness that is recourse shall be included in the calculation of Consolidated Total Debt.”

(f) The definition of “Continuing Directors” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “or” at the end of clause (a), (ii) replacing the period at the end of clause (b) with a semicolon and adding the word “or” at the end thereof, and (iii) adding a new clause (c), as follows:

“(c) was appointed, approved or elected by Energy Transfer Partners, L.P. in connection with the ETP Acquisition.”

(g) The definition of “Partnership Agreement (Borrower)” is hereby amended by adding the word “First” before “Amended and Restated Agreement of Limited Partnership”.

(h) The definition of “Partnership Agreement (MLP)” is hereby amended and restated in its entirety as follows:

“Partnership Agreement (MLP) means the Third Amended and Restated Agreement of Limited Partnership of the MLP, dated as of January 26, 2010, as amended by Amendment No. 1 to Third Amended and Restated Agreement of Limited Partnership of MLP, dated as of July 1, 2011.”

(i) The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order as follows:

“ETP Acquisition means a transaction pursuant to which Sunoco becomes a subsidiary of Energy Transfer Partners, L.P. or Energy Transfer Equity, L.P., the material terms of which are consistent with the terms described in the Registration Statement of Energy Transfer Partners, L.P. on Form S-4 filed with the SEC on June 22, 2012, as amended on July 27, 2012.”

“Specified Affiliate means each Affiliate of the Borrower other than the Companies.”

(j) The definition of “Sunoco, Inc. Affiliate” is hereby deleted and all references thereto are hereby replaced with the words “Specified Affiliate”.

(k) The definitions of “Borrower Operating Agreements”, “Contribution Agreement”, “Intellectual Property Agreement”, “Interrefinery Lease Agreement”, “Material Agreement”, “Omnibus Agreement”, “Sunoco Contract Party”, “Sunoco Pipeline L.P.”, “Sunoco R&M”, “Throughput Agreement” and “Unauthorized Assignment” and all references thereto are hereby deleted in their entirety.

(l) Section 2.03(a) of the Credit Agreement (Borrowings, Conversions and Continuations of Committed Loans) is hereby amended by (i) replacing the words “one Business Day” in clause (ii) with the words “three Business Days”, (ii) replacing the first and third references to “$500,000” with “$1,000,000” and (iii) replacing the reference to “$100,000” with “$500,000”.

(m) Section 2.04(a) of the Credit Agreement (Optional Prepayments) is hereby amended by (i) replacing the first and third references to “$500,000” in clause (i) with “$1,000,000”, (ii) replacing the reference to “$100,000” in clause (i) with “$500,000”, and (iii) replacing the reference to “$100,000” in clause (ii) with “$500,000”.

(n) Section 2.09 of the Credit Agreement is hereby amended by deleting the proviso at the end of the last sentence therein.

(o) Section 3.04(b) of the Credit Agreement (Capital Requirements) is hereby amended by adding “or liquidity” after “regarding capital”.

(p) Section 5.09 of the Credit Agreement (Insurance) is hereby amended by replacing (i) the words “Sunoco and its Affiliates,” with “a Specified Affiliate” and (ii) the second reference to “Sunoco” with “such Specified Affiliate”.

(q) Section 5.15 of the Credit Agreement (Labor Matters) is here by amended by replacing the words “Affiliate of Sunoco” with “Specified Affiliate”.

(r) The Credit Agreement is hereby amended to add a new Section 5.19 as follows:

“5.19 PATRIOT Act, Etc.

(a) To the extent applicable, the Loan Parties and each of their Subsidiaries is in compliance in all material respects with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended), and any other enabling legislation or executive order relating thereto, and (ii) the USA Patriot Act (Title III of Pub. L. 107-56, as amended). None of the Loan Parties or any of their Subsidiaries, or to the knowledge of any Loan Party, any director or officer of the Loan Parties or any of their Subsidiaries is subject to any sanctions administered by Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”).

(b) No Loan, nor the proceeds from any Loan, has been used, directly or indirectly, to lend, contribute or provide for, or has otherwise made available to, (a) fund any activity or business in a Designated Jurisdiction or (b) fund any activity or business of any Person located, organized or residing in any Designated Jurisdiction, or (c) in any other manner that will result in a violation by any Person (including any Lender, the Arrangers or the Administrative Agent) of Sanctions. As used in this subsection (b), “Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanctions, and “Sanctions” means international economic sanction administered or enforced by OFAC, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.”

(s) Section 6.02 of the Credit Agreement (Certificates; Other Information) is hereby amended as follows: (i) clause (c) thereof is amended and restated in its entirety to read “[intentionally blank]”, (ii) by renumbering clause (d) thereof as clause (e), and (iii) by adding new clause (d) as follows:

“(d) promptly after consummation of the ETP Acquisition, a certificate signed by a Responsible Officer of the Borrower confirming that the ETP Acquisition has been consummated; and

(t) Section 6.13 of the Credit Agreement (Material Agreements) is hereby deleted in its entirety and Section 6.14 of the Credit Agreement (Maintenance of Separateness) is hereby renumbered as Section 6.13.

(u) Section 7.02 of the Credit Agreement is hereby amended as follows:

(i) Clause (c) is hereby amended by replacing the reference to “Section (c)” with “Sections (b) and (c)”.

(ii) Clause (e) is hereby amended and restated in its entirety as follows:

“(e) Investments made by the Borrower or a Subsidiary of the Borrower not permitted by any other clause of this Section 7.02, provided that the aggregate amount of such Investments made after the Closing Date shall not exceed $250,000,000;”

(iii) Clause (g) is hereby amended by deleting the word “and” at the end thereof.

(iv) Clause (h) is hereby amended by adding (A) the following after “Treasury Service Agreement”: “or any similar agreement entered into with a Specified Affiliate in replacement thereof” and (B) the word “and” at the end thereof.

(v) Section 7.02 is hereby amended by adding new clause (i) as follows:

“(i) Asset acquisitions by the Borrower or a Subsidiary of the Borrower;”

(v) Section 7.04(a) of the Credit Agreement (Indebtedness of Subsidiaries) is hereby amended by deleting the words “Wholly-Owned”.

(w) Section 7.05 of the Credit Agreement (Fundamental Changes) is hereby amended (i) by replacing the words “its assets” with “the assets of the Borrower or any Subsidiary of the Borrower determined based upon the assets of the Borrower and its Subsidiaries on a consolidated basis,” (ii) by deleting the word “and” at the end of clause (a) (iii) by renumbering clause (b) thereof as clause (c), and (iv) by adding new clause (b) as follows:

“(b) mergers and consolidations with another Person, provided that in any merger or consolidation involving (i) the Borrower, the Borrower is the surviving entity, or (ii) any Subsidiary, (A) such Subsidiary is the surviving entity, or (B) such Person, upon completion of the merger or consolidation, will be a Subsidiary; and”

(x) Section 7.10 of the Credit Agreement (Transactions with Affiliates) is hereby amended (i) by deleting the word “and” at the end of clause (b) (ii) by renumbering clause (c) thereof as clause (d) and (iii) by adding new clause (c) as follows:

“(c) any transaction between or among the Borrower or any Subsidiary on one hand and any non-Wholly-Owned Subsidiary of the Borrower on the other hand, which transaction does not involve any other Affiliate of the Borrower (other than the Companies), provided that such transactions in the aggregate could not reasonably be expected to have a Material Adverse Effect,”

(y) Section 7.11 of the Credit Agreement (Burdensome Agreements) is hereby amended by (i) adding the following after the words “make Restricted Payments to the Borrower”: “or to any Subsidiary of the Borrower”, (ii) adding the following after the words “otherwise transfer property to the Borrower”: “or to any Subsidiary of the Borrower”, (iii) by deleting “and” at the end of clause (v), and (iv) by adding new clauses (vii) through (x) as follows:

“(vii) customary restrictions and conditions contained in agreements relating to the sale of the equity interests or assets of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder; (viii) restrictions contained in, or existing by reason of, any agreement or instrument relating to any Subsidiary at the time such Subsidiary was merged or consolidated with or into, or acquired by, the Borrower or a Subsidiary or became a Subsidiary and not created in contemplation thereof; (ix) restrictions contained in the Organization Documents of Subsidiaries that are not Wholly-Owned; and (x) customary restrictions and conditions contained in Contractual Obligations governing Indebtedness, provided that such limitations, taken together with all other restrictions of any kind on the ability of a Subsidiary to make Restricted Payments or otherwise transfer property to the Borrower or to a Subsidiary could not reasonably be expected to (a) result in a breach of Section 7.14 or (b) impair the ability of the Borrower to perform its monetary obligations under this Agreement.”

(z) Section 7.13 of the Credit Agreement (Organizational Documents; Material Agreements) is hereby amended and restated in its entirety as follows:

“7.13 Organization Documents. Permit any amendment to any Organization Document of the Borrower or the MLP if such amendment could reasonably be expected to materially adversely affect the rights and the remedies of the Lenders under the Loan Documents or have a Material Adverse Effect.”

(aa) Section 8.01 of the Credit Agreement (Events of Default) is hereby amended as follows:

(i) Section 8.01(e) of the Credit Agreement (Cross-Default) is hereby amended by replacing the references to “$10,000,000” with “$50,000,000”.

(ii) Section 8.01(h) of the Credit Agreement (Judgments) is hereby amended by replacing the reference to “$20,000,000” with “$25,000,000”.

(iii) Section 8.01(i) of the Credit Agreement (ERISA) is hereby amended by replacing the references to “$15,000,000” with “$25,000,000”.

(iv) Section 8.01(l) of the Credit Agreement (Dissolution) is amended by replacing the semicolon therein with a period and deleting the word “or”.

(v) Section 8.01(m) of the Credit Agreement (Borrower Operating Agreements; Omnibus Agreement) is hereby deleted in its entirety.

(bb) Section 10.07(b)(iii)(A) of the Credit Agreement (Required Consents) is hereby amended by adding the following at the end thereof: “provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof;”.

(cc) Section 10.07(d) of the Credit Agreement (Participations) is hereby amended by replacing the words “an agent” in the sixth sentence with the words “a non-fiduciary agent”.

(dd) Section 10.15(b) of the Credit Agreement (Governing Law) is hereby amended by deleting the last sentence therein.

(ee) Section 10.16 of the Credit Agreement (Waiver of Right to Trial by Jury; Etc.) is hereby amended by adding the following at the end thereof: “, PROVIDED THAT ANY SUCH WAIVER SHALL NOT LIMIT OR OTHERWISE IMPAIR EACH OF THE BORROWER’S AND THE MLP’S OBLIGATIONS TO INDEMNIFY ANY INDEMNITEE FOR ANY SUCH DAMAGES ASSERTED AGAINST SUCH INDEMNITEE BY A THIRD PARTY”.

(ff) Schedule 1 to Exhibit C of the Credit Agreement (Compliance Certificate) is hereby amended as set forth below. A copy of Schedule 1 as amended is attached hereto as Exhibit A. The Schedule 1 is hereby amended as follows:

(i) by inserting footnote 1 at the end of Item II.A.1 to read as follows: “In the event that any Subsidiary is restricted from making Restricted Payments to the MLP or the Borrower, please include on a separate schedule the name of the Subsidiary and the amount of Consolidated Net Income that is to be excluded.”

(ii) by revising Item II.A.6 to read as follows: “Pro forma adjustments to EBITDA for Acquisitions and acquisitions of equity interests in Permitted Joint Ventures during the Subject Period:”.

(iii) by inserting footnote 2 at the end of Item II.A.6 to read as follows: “In the event that any pro forma adjustments are made, please include on a separate schedule reasonably detailed calculations for such pro forma adjustments.”

SECTION 3. Conditions of Effectiveness. This Amendment shall be effective on the Amendment Effective Date, provided that (a) the Administrative Agent shall have received a counterpart of this Amendment executed by each of the Borrower, the Guarantor, the Administrative Agent, the L/C Issuers, the Swing Line Lender and the Required Lenders (which may be by electronic transmission), and (b) the Borrower shall have paid any fees due and payable at the Amendment Effective Date.

SECTION 4. Acknowledgment and Ratification. The Borrower and the Guarantor agree and acknowledge that the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of the Borrower or the Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect. The Guarantor ratifies the Guaranty executed by it and confirms that such Guaranty remains in full force and effect.

SECTION 5. Loan Parties’ Representations and Warranties. Each of the Borrower and the Guarantor represents and warrants to the Lenders that as of the Amendment Effective Date and as of the date of its execution of this Amendment, that:

(a) This Amendment, the Credit Agreement as amended hereby, and each other Loan Document to which such Loan Party is a party have been duly authorized, executed and delivered by such Loan Party and constitute its legal, valid and binding obligations enforceable against it in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors’ rights generally and to general principles of equity).

(b) Each of the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Amendment Effective Date, after giving effect to this Amendment, as if made on and as of the Amendment Effective Date except to the extent such representations and warranties relate solely to an earlier date, in which case, they shall be true and correct as of such date.

(c) As of the date hereof, at the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 6. Administrative Agent, L/C Issuers and Lenders Make No Representations or Warranties. None of the Administrative Agent, any L/C Issuer nor any Lender (a) makes any representation or warranty nor assumes any responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement, the Loan Documents, or any other instrument or document furnished pursuant thereto, or (b) makes any representation or warranty nor assumes any responsibility with respect to the financial condition of the Borrower or any other Person or the performance or observance by such Persons of any of their obligations under the Loan Documents, or any other instrument or document furnished pursuant thereto.

SECTION 7. Costs. The Borrower agrees to pay the Attorney Costs of the Administrative Agent and all other reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment. The Borrower agrees to pay such amounts on the Amendment Effective Date to the extent the Borrower has received an invoice for such amounts prior to the Amendment Effective Date.

SECTION 8. Effect of Amendment.

(a) This Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent or the Lenders may now have under or in connection with the Credit Agreement, as amended by this Amendment. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same, and the Credit Agreement, as amended hereby, shall continue in full force and effect. This Amendment and such Credit Agreement shall be read and construed as one instrument.

(b) From and after the Amendment Effective Date, each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to the “Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

SECTION 9. Miscellaneous. This Amendment shall be governed by and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such state, and applicable federal law. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

SECTION 10. Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

BORROWER:

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

By:	SUNOCO LOGISTICS PARTNERS GP LLC, its General Partner

By:
Name:
Title:

GUARANTOR:

SUNOCO LOGISTICS PARTNERS L.P., a Delaware limited partnership

By:	SUNOCO PARTNERS LLC, its General Partner

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

CITIBANK, N.A., as Administrative Agent, a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

BARCLAYS BANK PLC, as a Lender and L/C Issuer

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

TD BANK, N.A., as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

WELLS FARGO BANK, N.A., as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

MIZUHO CORPORATE BANK (USA), as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ LTD., as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

UBS LOAN FINANCE LLC, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

EXHIBIT A

For the Quarter/Year ended                     (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

($ in 000’s)

I. Section 7.04(d) – Indebtedness of Subsidiaries

A. Consolidated EBITDA for the most recent four fiscal quarters: (Line II.A below)	$	__________

B. Consolidated EBITDA shown in Line I.A, times 0.75:	$	__________

C. Actual Principal Amount of Indebtedness of Subsidiaries: (may not exceed the amount set forth in Line I.B above)	$	__________

II. Calculation of Consolidated EBITDA for four consecutive fiscal quarters ending on the Statement Date (“Subject Period”)

A. Consolidated EBITDA (Sum of Line II.A.1 through Line II.A.7):	$	__________

1. Consolidated Net Income for Subject Period: [1]	$	__________

2. Consolidated Interest Charges for Subject Period:	$	__________

3. Provision for income taxes for Subject Period:	$	__________

4. Depreciation expenses for Subject Period:	$	__________

5. Amortization expenses for Subject Period:	$	__________

6. Pro forma adjustments to EBITDA for Acquisitions and acquisitions of equity interests in Permitted Joint Ventures during the Subject Period:[2]	$	__________

7. Material Project EBITDA Adjustments:	$	__________

[1]

In the event that any Subsidiary is restricted from making Restricted Payments to the MLP or the Borrower, please include on a separate schedule the name of the Subsidiary and the amount of Consolidated Net Income that is to be excluded.

[2]	In the event that any pro forma adjustments are made, please include on a separate schedule reasonably detailed calculations for such pro forma adjustments.

Exhibit A

III. Section 7.14 – Leverage Ratio

A. Indebtedness (other than Indebtedness set forth in clause (b) of the definition thereof):		$	__________

B. Designated Hybrid Securities (not to exceed 15% of Total Capitalization):		$	__________

1. Face amount of Hybrid Securities:		$	__________

2. Total Capitalization:		$	__________

3. Consolidated Net Worth (used in calculating Total Capitalization):		$	__________

4. Partners’ capital of the MLP (used in computing Consolidated Net Worth):		$	__________

C. Indebtedness under the 364-Day Credit Agreement:		$	__________

D. Consolidated Total Debt (Line III.A – Line III.B – Line III.C):		$	__________

E. Excluded Affiliate Debt:		$	__________

F. Consolidated EBITDA (Line II.A. above):		$	__________

G.      Leverage Ratio ((Line III.D – Line III.E ) ÷ Line III.F):

Maximum permitted

During a period that is not an Acquisition Period

During an Acquisition Period:

If an Acquisition Period is in effect, please attach separate sheet showing relevant calculations and compliance.

	5.00:1.0 5.50:1.0		_____ to 1.0

Exhibit A